Filed pursuant to Rule 497(e)
                                             under the Securities Act of 1933,
                                             as amended.
                                                  File No. 002-71299
                                                  File No. 811-03153



                                                       Institutional Funds

                        Frank Russell Investment Company
                          Supplement Dated May 18, 1998
                       To the Prospectus Dated May 1, 1998

Effective May 18, 1998, Frank Russell Investment Company makes the following changes to its Institutional Funds Prospectus:

In the section "Eligible Investors," the first sentences in the second and third paragraphs are restated to read:

    "The initial minimum aggregate investment in any combination of the Funds described in this Prospectus and Specialty Funds offered pursuant to the Specialty Funds' Prospectus is $5 million."

Effective May 18, 1998, the Equity I Fund will be managed by the following additional money manager:

    Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.


a:fr-supin.ed